                                                                   EXHIBIT 1

                         ITT DESTINATIONS, INC.

                           DEBT SECURITIES

                         Underwriting Agreement


                                                            October   , 1995


To the Representative or
   Representatives named in
   Schedule A hereto of the
   Underwriters named in
   Schedule B hereto

Gentlemen:

                 The undersigned ITT Destinations, Inc., a Nevada corporation (the "Company"), confirms its agreement with the several underwriters named in Schedule B hereto (the "Underwriters"), as set forth below. If the firm or firms named in Schedule B hereto include only the firm or firms named in Schedule A hereto (the "Representatives"), then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                 The Company proposes to issue and sell debt securities of the title and amount set forth in Schedule A hereto (the "Securities"), to be issued under the indenture identified in Schedule A hereto (the "Indenture") between the Company, the Guarantor (as defined), if any, and the trustee named therein (the "Trustee"). If so indicated in Schedule A hereto, the Securities shall be guaranteed (the "Guarantees") as to payment of principal, premium (if any) and interest by ITT Corporation, a Delaware corporation (the "Guarantor"), in the manner and with the effect set forth in the Indenture. In the event that any such Guarantees are to be issued, the term "Securities" shall be deemed to include the Guarantees. If so indicated in Schedule A hereto, the Company also proposes to issue warrants (the "Warrants") to purchase the aggregate principal amount indicated in Schedule A hereto of the debt securities identified in Schedule A hereto
(the "Warrant Securities") to be issued pursuant to the provisions of the Indenture. The Warrants, if any, are to be issued pursuant to the provisions of the Warrant Agreement identified in Schedule A hereto (the "Warrant Agreement") between the Company and the Warrant Agent named in Schedule A hereto (the "Warrant Agent").

                 1. Representations and Warranties of the Company. The Company and the Guarantor, if any, represent and warrant to, and jointly and severally agree with, each Underwriter that:

                 (a) A registration statement on Form S-3 (with the file number set forth in Schedule A hereto), including a prospectus, relating to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment or supplement was so prepared and filed and any such amendment has become effective. A prospectus supplement ("Prospectus Supplement") relating to the Securities, the Warrants, if any, and the Warrant Securities, if any, has been so prepared and will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement (including one conformed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement and prospectus, as amended or supplemented to the date of this Agreement and as supplemented by the Prospectus Supplement are herein referred to as the "Registration Statement" and the "Prospectus". Any reference herein to the Registration Statement or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement, and any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement.

                 (b) The registration statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, at the date of this Agreement and at the Closing Date (as hereinafter defined), and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act, and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                 (c) The documents incorporated by reference in the Registration Statement or Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934 (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of this Agreement will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder.

                  (d) The Indenture, the Warrant Agreement, if any, the Guarantees, if any, the Securities, the Warrants, if any, and the Warrant Securities, if any, have been duly authorized; the Indenture has been duly executed and delivered and duly qualified under the Trust Indenture Act; and the Indenture, the Warrant Agreement, if any, when duly executed and delivered, and the Securities, the Warrants, if any, and the Warrant Securities, if any, when duly executed, authenticated, issued and delivered as contemplated hereby, by the Indenture, by the Delayed Delivery Contracts (as hereinafter defined), if any, and by the Warrant Agreement, if any, constitute, in the case of the Indenture, and will constitute, in all other cases, valid and legally binding obligations of the Company or the Guarantor, as the case may be, in accordance with their respective terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the respective business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole or the Guarantor, if any, and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus.

                 (f) Arthur Andersen LLP, whose reports appear in the Guarantor's Proxy Statement for the Special Meeting of Stockholders of September 21, 1995, which is incorporated in the Prospectus by reference, are, and at the time of the issuance of said report were, independent public accountants as required by the Act and the Rules and Regulations.

                 (g) Each of the Company, its subsidiaries and the Guarantor, if any, has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged (subject, in the case of subsidiaries of the Company, and in the case of the Company with reference to such qualification and standing and such power and authority, to exceptions which in the aggregate do not materially adversely affect the business or operations of the Company and its subsidiaries taken as a whole and subject, in the case of the Guarantor, if any, to exceptions which in the aggregate do not materially adversely affect the business or operations of the Guarantor and its subsidiaries taken as a whole).

                 (h) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the General Counsel of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

                 2. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule A hereto, the amount of Securities, and the amount of Warrants, if any, set forth opposite the name of such Underwriter in Schedule B hereto reduced by such Underwriter's portion of any Contract Securities (as hereinafter defined), determined as provided below.

                 If so authorized in Schedule A hereto, the Underwriters may solicit offers from institutional investors of the types set forth in the Prospectus to purchase Securities and Warrants, if any, from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Securities and Warrants, if any, to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities". When Delayed Delivery Contracts are authorized in Schedule A, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in Schedule A hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 a.m., New York City time, on the second full business day preceding the Closing Date (or at such later time as you may otherwise agree) of sales of the Contract Securities which have been so approved.
You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

                 The amount of Securities and Warrants, if any, to be purchased by each Underwriter as set forth in Schedule B hereto shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Securities and Warrants, if any, set forth opposite the name of such Underwriter bears to the total amount of Securities and Warrants, if any, set forth in Schedule B hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities and Warrants, if any, to be purchased by all Underwriters shall be the total amount of Securities and Warrants, if any, set forth in Schedule B hereto less the aggregate amount of Contract Securities.

                 The Securities and Warrants, if any, to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in Schedule A hereto against payment of the purchase price therefor, unless otherwise specified in Schedule A hereto, by certified or official bank check or checks drawn on or by a bank in New York City payable in next-day funds to the order of the Company at the office, on the date and at the times specified in such Schedule A, or at such other time not later than eight full business days thereafter, as you and the Company determine, such time being herein referred to as the "Closing Date". Such Securities and Warrants, if any, will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and the Guarantor, if any, and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (or such other office as may be specified for that purpose in Schedule
A) at least one business day prior to the Closing Date.

                 It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities and Warrants, if any, to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

                 The Company will pay to you on the Closing Date for the accounts of the Underwriters any fee, commissions or other compensation which is specified in Schedule A hereto. Such payment will be made by certified or official bank check drawn on or by a bank in New York City payable in next-day funds.

                 The Company shall not be obligated to deliver any Securities and Warrants, if any, except upon payment for all Securities and Warrants, if any, to be purchased pursuant to this Agreement as herein provided.

                 If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities and Warrants, if any, which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Securities and Warrants, if any, set forth in Schedule A hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Securities and Warrants, if any, set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities and Warrants, if any, if the aggregate principal amount of Securities and Warrants, if any, which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Securities and Warrants, if any, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities and Warrants, if any, set forth in Schedule A hereto to be purchased by it. If either of the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities and Warrants, if any. If, pursuant to the previous sentence, the remaining Underwriters or other underwriters satisfactory to the

Representative do not elect to purchase the Securities and Warrants, if any, which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 3(j) hereof.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities and Warrants, if any, of a defaulting Underwriter, either the Representative or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus or in any other document or arrangement.

                 3. Covenants. The Company and, unless otherwise specified, the Guarantor, if any, covenants and agrees with each Underwriter that:

                 (a) The Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act, the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Securities and Warrants, if any, by the Underwriters; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of securities other than the Securities, the Warrants, if any, and the Warrant Securities, if any, registered under the Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

                 (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities, Warrants, if any, and Warrant Securities, if any, for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                 (c) Within the time during which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities, Warrants, if any, and Warrant Securities, if any, as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                 (d) The Company will use its best efforts to qualify the Securities, Warrants, if any, and Warrant Securities, if any, for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, Warrants, if any, and Warrant Securities, if any, except that the Company and the Guarantor, if any, shall not be required in connection therewith to qualify, as a foreign corporation or to execute a general consent to service of process in any state. The Company will also arrange for the determination of the eligibility for investment for the Securities, Warrants, if any, and Warrant Securities, if any, under the laws of such jurisdictions as you reasonably request.

                 (e) The Company will furnish to the Underwriters copies of the Registration Statement and Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or Prospectus which are filed with the Commission during the period in which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

                 (f) So long as any of the Securities, and the Warrant Securities, if any, are outstanding, the Company agrees to furnish to you (i) as soon as available, copies of all financial reports to the Company's security holders generally and all reports and financial statements filed by or on behalf of the Company with the Commission and the New York Stock Exchange and (ii) from time to time such other information concerning the Company and the Guarantor, if any, as you may reasonably request.

                 (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section 11(a) of the Act.

                 (h) The Company will apply the net proceeds of the sale of the Securities, Warrants, if any, and Warrant Securities, if any, as set forth in the Prospectus.

                 (i) The Company will not, without your consent, offer or sell, or publicly announce its intention to offer or sell, any debt securities denominated in U.S. dollars, except for the issuance of
        (y) commercial paper or (z) bank borrowings in the ordinary course of the Company's business, during the period beginning the date of this Agreement and ending the later of the Closing Date or the date on which any price restrictions on the sale of the Securities are terminated, but in no event later than five business days after the Closing Date.

                 (j) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of the Company's and the Guarantor's (if any) obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 3(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the New York Stock Exchange, Inc. relating to the Securities, Warrants, if any, and Warrant Securities, if any, and for any fees charged by investment rating agencies for rating the Securities and the Warrant Securities, if any. If the sale of Securities and Warrants, if any, provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their preparing to market and marketing the Securities and Warrants, if any, or in contemplation of performing their obligations hereunder; provided that, except as provided in this subsection (j) and in
        Section 7, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Securities and Warrants, if any, which they may sell and the expenses of advertising any offering of the Securities and Warrants, if any, made by the Underwriters. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                 4. Indemnification and Contribution. (a) The Company and the Guarantor, if any, shall indemnify and hold harmless each Underwriter and each person, if any, participating with the Underwriters in the distribution of the Securities and Warrants, if any, who is an "underwriter" within the meaning of Section 2(11) of the Act with respect to the distribution of the Securities and Warrants, if any (the "Participants"), and each person, if any, who controls any Underwriter within the meaning of the Act or any Participant from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter, Participant or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, any document incorporated by reference in any of the foregoing documents or the Registration Statement or any Prospectus, as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, Participant and such controlling person, as incurred, for any legal and other expenses reasonably incurred by that Underwriter, Participant or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Company and the Guarantor, if any, shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein or was contained in that part of the Registration Statement consisting of the Form T-1; and provided further, that the indemnity agreement contained in this Section 4(a) with respect to losses, claims, damages, liabilities or actions arising out of or based upon any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any Prospectus shall not inure to the benefit of any Underwriter, Participant or any person controlling such Underwriter or Participant from whom the person asserting any such losses, claims, damages, liabilities or action purchased the Securities with respect to which such losses, claims, damages, liabilities or actions are asserted, if the Underwriter or Participant failed to send or give a copy of any Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in any such Prospectus was corrected in an amended or supplemented Prospectus, unless such failure resulted from non-compliance by the Company with Section 3(e) hereof. For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated therein by reference, and no Underwriter or Participant shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Prospectus to any person other than a person to whom such Underwriter or Participant has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter, Participant or any controlling person.

                 (b) Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, any person who controls the Company within the meaning of the Act and the Guarantor, if any, from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer, controlling person or the Guarantor may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the Statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Guarantor, if any, through the Representative by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Company and the Guarantor, if any, for any legal and other expenses reasonably incurred by the Company or any such director, officer, controlling person or the Guarantor in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, any of its directors, officers or controlling persons or the Guarantor.

                 (c)  Promptly after receipt by an indemnified party under
        Section 4(a) or 4(b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party except to the extent the indemnifying party is prejudiced thereby. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to represent such indemnified party in connection with such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed such counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in connection with any one such action, or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses with respect to any period during the pendency of such action or similar or related actions of more than one separate firm of attorneys for all indemnified parties so named, designated in writing by the Representative if the indemnifying party is the Company or the Guarantor or by the Company or the Guarantor if the indemnifying party is an Underwriter, it being further understood, however, that the firm of attorneys so designated may be changed from time to time with respect to different periods during the pendency of such action or similar or related actions), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.
        The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                 (d) If the indemnification provided for in this Section 4 shall for any reason be unavailable to an indemnified party under
        Section 4(a) or 4(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantor, if any, on the one hand and the Underwriters and Participants on the other from the offering of the Securities and Warrants, if any, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, if any, on the one hand and the Underwriters and Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, if any, on the one hand and the Underwriters and Participants on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities and Warrants, if any, (before deducting expenses) received by the Company and the Guarantor, if any, bear to the total underwriting discounts and commissions received by the Underwriters and the Participants with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative faults shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor, if any, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantor, if any, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 4(d) were to be determined by pro rata allocation (even if the Underwriters and Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 4(d) shall be deemed to include, for purposes of this Section 4(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities and Warrants, if any, underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 4(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The Underwriters severally confirm that the statements, if any, with respect to the public offering of the Securities set forth under the caption "Underwriting" in the Prospectus Supplement are correct and were furnished in writing to the Company by the Representative by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Prospectus.

                 (f) The indemnity agreements contained in this Section 4 and the representations, warranties and agreements of the Company in Section 1 and Section 3 shall survive the delivery of the Securities and Warrants, if any, and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any indemnified party.

                 5. Conditions Subsequent. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Company and the Guarantor, if any, prior to delivery of and payment for the Securities and Warrants, if any, if, on or after the date hereof there shall have occurred any of the following: (a) trading in securities generally on the New York Stock Exchange is suspended or materially limited, or minimum prices are established on the New York Stock Exchange, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (c) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities and Warrants, if any, on the terms and in the manner contemplated by the Prospectus.

                 6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities and Warrants, if any, as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company and the Guarantor, if any, herein, to the performance by the Company and the Guarantor, if any, of their respective obligations hereunder, and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                 (b) No Underwriter shall have advised the Company or the Guarantor, if any, that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion is material, or omits to state a fact which in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, or of the Guarantor, if any, and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or of the Guarantor, if any, and its subsidiaries, taken as a whole, or any downgrading in the rating accorded any securities of the Company or of the Guarantor, if any, by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group which, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                 (d) Richard S. Ward, as counsel for the Company, or such other counsel for the Company as shall be satisfactory to you, shall have furnished to you his opinion, dated the Closing Date, to the effect that:

                       (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified and is in good standing as a foreign corporation in each country or jurisdiction wherein the character of property owned or held under lease by it, or the nature of the business transacted by it makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole);

                     (ii) The Indenture and the Warrant Agreement, if any, have been duly authorized, executed and delivered, and the Indenture has been qualified under the Trust Indenture Act; the Indenture and the Warrant Agreement, if any, constitute valid and legally binding instruments in accordance with their respective terms; the Securities, the Warrants, if any, and the Warrant Securities, if any, have been duly authorized, and the Securities and Warrants, if any, delivered on the Closing Date have been duly executed, authenticated, issued and delivered; the Securities and Warrants, if any, delivered on the Closing Date constitute, any Contract Securities when executed, authenticated, issued and delivered in accordance with the Delayed Delivery Contracts, if any, the Warrant Agreement, if any, and the Indenture will constitute, and the Warrant Securities, if any, when executed, authenticated, issued and delivered pursuant to the Warrant Agreement, if any, and the Indenture will constitute, valid and legally binding obligations of the Company enforceable in accordance with their respective terms and the terms of the Indenture and the Warrant Agreement, if any, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, Warrants, if any, and Warrant Securities, if any, conform to the description thereof in the Prospectus;

                     (iii) The Registration Statement has become effective under the Act and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission;

                      (iv) Each part of the Registration Statement, when such part became effective, and the Registration Statement and the Prospectus, and any amendment or supplement thereto, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that either any part of the Registration Statement when such part became effective, or the Registration Statement and the Prospectus or any amendment or supplement thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus, when they became effective under the

                 Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data included in any of the documents mentioned in this clause;

                       (v) The descriptions in the Registration Statement and Prospectus of legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or then required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement which are not described and filed as required;

                      (vi) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument;

                     (vii) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; the performance thereof and the consummation of the transactions therein contemplated (including, without limitation, the issuance of the Warrant Securities, if any, upon the exercise of the Warrants, if any) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and any Delayed Delivery Contracts in connection with the issuance or sale of the Securities (including the Contract Securities, if any), Warrants, if any, or Warrant Securities, if any, by the Company, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the sale of the Securities, Warrants, if any, and Warrant Securities, if any; and

                    (viii) The Company is not an "investment company" within the meaning of that term as defined in the Investment Company Act of 1940, as amended, and is not subject to regulation under said Act.

                         In rendering the opinion set forth in clause (i), counsel for the Company may rely, as to matters of Nevada law, upon the opinion of Lionel Sawyer & Collins or such other counsel as may be satisfactory to you.

                 (e) In the event there is a Guarantee, Richard S. Ward, Executive Vice President and General Counsel of the Guarantor, or such other counsel for the Guarantor as shall be satisfactory to you, shall have furnished to you his opinion, dated the Closing Date, to the effect that:

                       (i) The Guarantor has been duly incorporated and is a validly existing corporation in good standing under the laws of its state of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Guarantor is duly qualified and is in good standing as a foreign corporation in each country or jurisdiction wherein the character of property owned or held under lease by it, or the nature of the business transacted by it makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Guarantor and its subsidiaries taken as a whole); and

                      (ii) The Indenture has been duly authorized, executed and delivered by the Guarantor; the Indenture and the Guarantee contained therein constitute the valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (f) You shall have received from the Company a certificate, dated the Closing Date, of its Chairman or its Vice Chairman or its President or a Vice President stating that:

                       (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 6(a) have been fulfilled; and

                      (ii) he has carefully examined the Registration Statement and the Prospectus and, in such officer's opinion, with respect to the Company (A) as of the date of the Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.


                 (g) In the event there is a Guarantee, you shall have received from the Guarantor a certificate, dated the Closing Date, of its Chairman or its Vice Chairman or its President or a Vice President stating that:

                       (i) The representations, warranties and agreements of the Guarantor in Section 1 are true and correct as of the Closing Date; the Guarantor has complied with all its agreements contained herein; and

                      (ii) he has carefully examined the Registration Statement and the Prospectus and, in such officer's opinion, with respect to the Guarantor (A) as of the date of the Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

                 (h) You shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Warrants, if any, the Warrant Securities, if any, the Indenture, the Warrant Agreement, if any, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company and the Guarantor, if any, shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (i) You shall have received on the Closing Date a letter from Arthur Andersen LLP, addressed to the Underwriters and dated the Closing Date, substantially to the effect set forth in Exhibit II hereto appropriately updated, with respect to the Registration Statement and Prospectus at the time of this Agreement and confirming that they are independent public accountants within the meaning of the Rules and Regulations.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to Cravath, Swaine & Moore, counsel for the Underwriters.

                 7. Expense Reimbursement. If this Agreement shall be canceled or terminated by the Underwriters on any of the grounds referred to or specified in Section 6 hereof, or because of any failure or refusal on the part of the Company or the Guarantor, if any, to comply with any of the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters severally for all their out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by them in connection with the subject matter of this Agreement.

                 8. Notices. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth for that purpose in Schedule A hereto, or if sent to the Company or the Guarantor, if any, shall be mailed, delivered or telegraphed and confirmed to the Company or the Guarantor, if any, at 1330 Avenue of the Americas, New York, New York 10019-5490, Attention: Corporate Secretary. Notices to any Underwriter pursuant hereto shall be mailed, delivered or telegraphed and confirmed to such Underwriter's address furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

                 9. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, the Guarantor, if any, and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 4 and no other person will have any right or obligation hereunder.

                 In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule A hereto will be binding upon all the Underwriters.

                 10. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 11. Counterparts. This Agreement may be executed by one or more of you in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.

                 If the foregoing correctly sets forth our Agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Guarantor, if any, and the several Underwriters.

                 Alternatively, the execution of this Agreement by the Company and, the Guarantor, if any, and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.


                                      ITT DESTINATIONS, INC.,

                                        by   -
                                          ----------------------------------
                                              Senior Vice President
                                              and Treasurer


                                      [GUARANTOR],

                                        by   -
                                          ----------------------------------
                                              Senior Vice President
                                              and Treasurer

ACCEPTED at New York, New York
as of the date first above
written on behalf of ourselves
and the other Underwriters, if
any, named in Schedule B hereto.


[                -                ]


By               -
   --------------------------------------
     Title:         -

                                 SCHEDULE A


Underwriting Agreement dated       -

Registration Statement No. 33-     -

Representative:   -

Title of Securities:      -

Amount of Securities:  $  -

Maturity Date:           -

Interest Rate:           -

Redemption:       -

Indenture:  Dated           -      , with  -

Purchase Price:   -

Depository:       -

Guarantor:       -

Title of Warrant Securities:       -

Amount of Warrant Securities:      -

Maturity Date:           -

Interest Rate:           -

Title of Warrant Agreement:        -

Warrant Agent:    -

Number of Warrants:     -      per each $       -       principal amount of
                                                        Warrant Securities

Exercise Period:          -

Exercise Price:   -

Warrant Securities accrue interest from          -       19   -

Delayed Delivery:
  Fee:  -
  Minimum principal amount of each Contract:       -

  Maximum aggregate principal amount of all Contracts:     -

Closing:
  Office for delivery of Securities, and Warrants, if any:  -
  Office for payment for Securities, and Warrants, if any:  -
  Date and time of Closing:        -
  Office for Checking Securities, and Warrants, if any:     -

Underwriting commissions or other compensation:     -

Underwriter designated pursuant to Section 9:       -

Address for notices per Section 8:         -

                                   SCHEDULE B


                                                                          Principal
                                                                          Amount of
                                                                          Securities,
                                                                         and Warrants,
                                                                        if any, to be
            Underwriter                                                   Purchased
            -----------                                                 --------------
             -                                                          $       -
                                                                        --------------

                                      Total . . . . . . . . . . . . . . $       -

                                                                        ==============

                                                                       EXHIBIT I


                             ITT DESTINATIONS, INC.

                                       -
                        -------------------------------
                  [Insert specific title of securities 1/ ]


                           DELAYED DELIVERY CONTRACT


                                                              -
                                              ----------------------------------
                                               [Insert date of initial offering]

ITT Destinations, Inc.
1330 Avenue of the Americas
New York, New York 10019-5490

Dear Sirs:

                 The undersigned hereby agrees to purchase from ITT Destinations, Inc., a Nevada corporation (the "Company"), and the Company hereby agrees to sell to the undersigned, [If one delayed closing, insert--as
of the date hereof, for delivery on -     , 19   ("Delivery Date")]
                              [$]              -             principal amount
of the Company's [title of Securities and related Warrants, if any] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of
a copy of which is hereby acknowledged, at a purchase price of   % of the
principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.

                 [If two or more delayed closings, insert the following:

                 The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

                                                      Principal
                 Delivery Date                         Amount
                 -------------                        ---------
                        -                             $     -
                        -                             $     -




--------------------
  1/ To be completed when the Underwriting Agreement is executed by the parties thereto.

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                 Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York
Clearing House funds at the office of       -      at  -    .m.,   -  time, on
such Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five business days prior to such Delivery Date. If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on such Delivery Date.

                 The obligation of the undersigned to accept delivery of and make payment for the Securities on [the] [each] Delivery Date will be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

                 This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that acceptance of this is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                 This contract shall be governed by, and construed in accordance with, the laws of the state of New York.

                                        Very truly yours,

                                                        -
                                        --------------------------------------
                                                  (Name of Purchaser)

                                                        -
                                        --------------------------------------

                                                        -
                                        --------------------------------------
                                                  (Title of Signatory)

                                                                       EXHIBIT V



                                                                               3




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                                                (Address of Purchaser)


Accepted as of the date above.

ITT DESTINATIONS, INC.,


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